Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Kansas City Southern de México, S.A. de C.V. (the “Company”) on Form 10-K for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, José Guillermo Zozaya Delano, President and Executive Representative of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ José Guillermo Zozaya Delano
José Guillermo Zozaya Delano
President and Executive Representative (Principal Executive Officer)

February 11, 2010
     A signed original of this written statement required by Section 906 has been provided to Kansas City Southern de México, S.A. de
     C.V. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.